UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________________________________________________________________________________

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
TRIPLEPOINT PRIVATE VENTURE CREDIT INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
March 9, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Private Venture Credit Inc., a Maryland corporation (the “Company,” “TPVC,” “we,” “us” or “our”), to be held in virtual format only by conference call on Thursday, April 27, 2023 at 11:00 a.m., Pacific Time. For those who wish to attend via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: (888) 788-0099. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.
The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect two directors of the Company; (2) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 3, 2023. It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting virtually via the live conference call, we urge you to fill out, sign, date and mail the enclosed proxy card as soon as possible. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance of the Company is very important to us.

                                Sincerely yours,

                                /s/ James P. Labe
                                James P. Labe
                                Chief Executive Officer and Chairman of the Board

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2023
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Private Venture Credit Inc., a Maryland corporation (the “Company,” “TPVC,” “we,” “us” or “our”), will be held in virtual format only by conference call on Thursday, April 27, 2023 at 11:00 a.m., Pacific Time, to consider and vote on the following proposals:
1.To elect two Class I directors of the Company, as outlined below:
•Ms. Cynthia M. Fornelli, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2026 annual meeting of the Company’s stockholders and until her successor is elected and qualifies; and

•Mr. James P. Labe, to be elected solely by the holders of preferred stock, voting as a single class, to serve until the 2026 annual meeting of the Company’s stockholders and until his successor is elected and qualifies;
2.To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
For those who wish to attend via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: (888) 788-0099. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting. We have enclosed our annual report on Form 10-K for the year ended December 31, 2022, proxy statement and a proxy card. Please refer to the voting instructions provided on your proxy card.
We intend to mail or otherwise deliver these materials on or about March 9, 2023, to all stockholders of record entitled to vote at the Annual Meeting. Our Board of Directors has fixed the close of business on March 3, 2023, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.
Even if you plan to attend the Annual Meeting virtually via the live conference call, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
OUR BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
                                 Sincerely yours,

                                /s/ Sajal K. Srivastava
                                Sajal K. Srivastava
                                Secretary
Menlo Park, California
March 9, 2023

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card. Please see the enclosed proxy statement and the enclosed proxy card for details about voting virtually at the Annual Meeting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting virtually via the live conference call and vote your shares if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on April 27, 2023:
Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2022 are available free of charge via the Company’s EDGAR page on the SEC’s website at www.sec.gov.
The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:
•the date, time and location of the meeting;
•a list of the matters intended to be acted on and our Board of Directors' recommendations regarding those matters;
•information and instructions on how to attend the Annual Meeting virtually via the live conference call; and
•any meeting identification number, passcode and Control Number that you need to access and vote virtually at the Annual Meeting.

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
PROXY STATEMENT
For
2023 Annual Meeting of Stockholders
To Be Held on April 27, 2023
This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TriplePoint Private Venture Credit Inc., a Maryland corporation (the “Company,” “TPVC,” “we,” “us” or “our”), for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held in virtual format only by conference call on Thursday, April 27, 2023 at 11:00 a.m., Pacific Time. For those who wish to attend via conference call, please use the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: (888) 788-0099. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.
This Proxy Statement, the Notice of Annual Meeting, the accompanying proxy card and the Company's Annual Report on Form 10-K (the “2022 Annual Report”), which includes audited financial statements for the year ended December 31, 2022, are first being released to the Company’s stockholders of record as of the close of business on March 3, 2023 on or about March 9, 2023.
We encourage you to access the Annual Meeting prior to the start time. The live conference call will begin promptly at 11:00 a.m., Pacific Time, on April 27, 2023. Please see “How to Participate in the Annual Meeting” below for additional details.
We encourage you to vote your shares, either by voting via the live conference call for the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and return the accompanying proxy card(s), and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote the covered shares in the manner that you specify. If you give no instructions on a proxy card you execute, the shares covered by the relevant proxy card will be voted FOR the election of the nominees as directors and FOR the ratification of the Company's independent registered public accounting firm. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.
Any stockholder "of record" (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company’s Secretary in writing before the Annual Meeting or by voting virtually via the live conference call for the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live conference call may vote at the Annual Meeting whether or not he or she has previously authorized his or her shares to be voted by proxy.
If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock or preferred stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting, as applicable.
Only questions submitted during the live conference call that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder.

PURPOSE OF ANNUAL MEETING
At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.To elect two Class I directors of the Company, as outlined below:
•Ms. Cynthia M. Fornelli, to be elected by the holders of common stock and preferred stock, voting together as a single class, to serve until the 2026 annual meeting of the Company’s stockholders and until her successor is elected and qualifies; and

•Mr. James P. Labe, to be elected solely by the holders of preferred stock, voting as a single class, to serve until the 2026 annual meeting of the Company’s stockholders and until his successor is elected and qualifies;
2.To ratify the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
VOTING SECURITIES
You may vote at the Annual Meeting only if you were a holder of record of our common stock or preferred stock at the close of business on March 3, 2023 (the “Record Date”) or if you hold a valid proxy from a stockholder of record as of the Record Date. On the Record Date, there were 20,297,200 shares of our common stock outstanding and entitled to vote and 525 shares of our preferred stock outstanding and entitled to vote.

On each matter other than the election of Class I director-nominee James P. Labe, you have one vote for each share of common stock you owned as of the Record Date. On each matter to be voted upon, you have one vote for each share of preferred stock you owned as of the Record Date. Only preferred stockholders may vote in the election of Class I director-nominee James P. Labe. Stockholders do not have the right to cumulate votes in the election of directors.
QUORUM REQUIRED
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually via the live conference call or by proxy, of holders of shares of common stock and preferred stock entitled to cast a majority of the votes entitled to be cast (without regard to class) will constitute a quorum for purposes of (1) the election of Cynthia M. Fornelli as a Class I director to serve until the 2026 annual meeting of the Company’s stockholders and until her successor is elected and qualifies, and (2) the ratification of the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The election of James P. Labe as a Class I director to serve until the 2026 annual meeting of the Company’s stockholders and until his successor is elected and qualifies requires approval by a separate vote of the holders of our outstanding preferred stock. As a result, a quorum will be present at the Annual Meeting with respect to the election of Mr. Labe if holders of a majority of shares of our preferred stock are present, virtually via the live conference call or by proxy.
Abstentions, “withhold votes” and broker non-votes, if any, will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
HOW TO PARTICIPATE IN THE ANNUAL MEETING
The Annual Meeting will held in virtual format only by conference call on Thursday, April 27, 2023 at 11:00 a.m., Pacific Time.
Stockholders of record can participate in the Annual Meeting virtually by using the following number to dial in, toll-free, at least 10 minutes prior to the start time for the Annual Meeting: (888) 788-0099. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.
Only registered stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.

Upon written request from a stockholder of record as of the Record Date, the Company's legal counsel, Dechert LLP, will provide access to the conference call for the Annual Meeting live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company's management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via the live conference call at the Washington, DC offices of Dechert LLP, please submit a written request to TriplePoint Private Venture Credit Inc., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, to be received no later than April 14, 2023. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock and/or preferred stock you hold.
Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail.  You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting conference call.
The Company and Dechert LLP are sensitive to the health and travel concerns of the Company's stockholders and recommendations from public health officials. As a result, the location, means, or other details of attending the conference call for the Annual Meeting at Dechert LLP's Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via the live conference call at Dechert LLP's Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the SEC's EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials.
VOTES REQUIRED
Proposal 1 — Election of Directors
Cynthia M. Fornelli must be elected by a plurality of votes cast at the Annual Meeting by holders of our outstanding common stock and preferred stock, voting together as a single class. James P. Labe must be elected by a plurality of votes cast at the Annual Meeting solely by holders of our outstanding preferred stock, voting as a single class. If you instruct your proxy to “withhold authority” with respect to either nominee director, your votes will not be cast with respect to the person indicated. Because the nominee directors are elected by a plurality of the votes cast, an instruction to “withhold authority” will have no effect on the outcome of the vote. In addition, for purposes of the election of directors, broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast on the proposal by the holders of our outstanding common stock and preferred stock, voting together as a single class, at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
Routine and Non-Routine Proposals and Broker Non-Votes
If a stockholder does not vote virtually via the live conference call or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the stockholder’s shares on non-routine proposals.
Proposal 1, the election of two Class I directors of the Company who will each serve until the 2026 annual meeting of the Company’s stockholders, or until their respective successor is duly elected and qualified, is considered a non-routine matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have, or chooses not to exercise, discretionary authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal 1.
For purposes of Proposal 1, broker non-votes will have no effect on the result of the vote.
Proposal 2, the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is considered a routine matter under applicable rules. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.

Adjournment and Additional Solicitation
If there appears to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting or the stockholders who are represented in person (virtually via the live conference call) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Sajal K. Srivastava and James P. Labe are the persons named as proxies and, if adjournment is submitted to the stockholders for approval, will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal submitted to stockholders to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast on the proposal.
A stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
INFORMATION REGARDING THIS SOLICITATION
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock or preferred stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its reasonable expenses in so doing.
In addition to the solicitation of proxies by mail, proxies may be solicited from stockholders in person and/or by telephone, electronic mail, facsimile or other electronic means by directors or officers of the Company and/or officers or employees of TriplePoint Advisers LLC (the “Adviser”), the Company's external investment adviser. The Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser, as applicable, for such services.
Stockholders may authorize proxies and provide their voting instructions by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope. Stockholders may also return their properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.
Stockholders may also participate in, and vote at, the Annual Meeting via the live conference call. You will need the meeting identification number and passcode found on your proxy card in order to access the conference call for the Annual Meeting. You will need the Control Number included on your proxy card if you wish to vote in person at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), through beneficial ownership of our common stock or preferred stock.
Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company (the “Interested Directors”), and independent directors are all other directors (the “Independent Directors”).
The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our common stock and preferred stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of our common stock, including based on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group. None of our executive officers or directors own shares of our preferred stock, and, to our knowledge, no person beneficially owns more than 5% of our outstanding preferred stock.
As of the Record Date, 20,297,200 shares of our common stock and 525 shares of our preferred stock were issued and outstanding. Unless otherwise indicated, we believe that all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o TriplePoint Private Venture Credit Inc., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Name and Address	Shares Owned (1)	Percentage of Common Stock Outstanding(2)
Flat Rock Core Income Fund(3)	1,132,626	5.6%
James P. Labe	833.33	*
Sajal K. Srivastava	833.33	*
Christopher M. Mathieu	—	—
Gilbert E. Ahye	—	—
Stephen A. Cassani	—	—
Cynthia M. Fornelli	—	—
All directors and executive officers as a group (6 persons)	1,666.66	*
*Represents less than 1.0% of the issued and outstanding shares of our common stock as of the Record Date.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.
(2)Based on a total of 20,297,200 shares of our common stock issued and outstanding on the Record Date.
(3)The business address of Flat Rock Core Income Fund is 680 S Cache Street, Suite 100, Jackson, Wyoming 83001.
DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our common stock beneficially owned by each of our directors as of the Record Date. None of our directors beneficially own shares of our preferred stock.

Name of Director	Dollar Range of Equity Securities in TriplePoint Private Venture Credit Inc.(1)(2)
Independent Directors
Gilbert E. Ahye	None
Stephen A. Cassani	None
Cynthia M. Fornelli	None
Interested Directors
James P. Labe	$10,001 - $50,000
Sajal K. Srivastava	$10,001 - $50,000
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)The dollar range of equity securities beneficially owned in us is based on our net asset value as of December 31, 2022. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the Company’s Bylaws (the “Bylaws”), the Board currently has five members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, Class II and Class III directors will expire in 2026, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies.

Holders of our outstanding preferred stock are entitled, as a single class, to the exclusion of the holders of all other classes of stock, to elect two directors (regardless of the total number of directors serving on the Board). These directors are currently James P. Labe and Sajal K. Srivastava. One of these directors, James P. Labe, is a nominee to be considered at the Annual Meeting to serve until the 2026 annual meeting of the Company’s stockholders and until his successor is elected and qualifies.
There are two directors in the class whose term expires in 2023 who have been nominated by the Board, upon the recommendation of its Nominating and Corporate Governance Committee, to stand for re-election: one is an Independent Director (Cynthia M. Fornelli) and one is an Interested Director (James P. Labe). If elected at the Annual Meeting, each nominee would serve until the 2026 annual meeting of the Company’s stockholders and until his or her successor is elected and qualifies, or, if sooner, until his or her death, resignation or removal. Each director is elected by a plurality of the votes cast at the Annual Meeting. Ms. Fornelli is being considered for election by our common and preferred stockholders, voting together as a single class. Mr. Labe is being considered for election solely by our preferred stockholders.
A stockholder can vote “for” or “withhold” authority to vote for, or instruct his, her or its proxy to vote “for” or “withhold” his, her or its vote from, election of each of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the two nominees. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Cynthia M. Fornelli or James P. Labe will be unable or unwilling to serve.
THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Non-Nominee Directors
Certain information with respect to the Class I nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, principal occupations or employment, all positions and offices such person has held with the Company, the period during which he or she has served as a director of the Company and certain other directorships that such person holds.
Each of Cynthia M. Fornelli and James P. Labe has been nominated for election as a Class I director for a term expiring at the annual meeting of the Company’s stockholders in 2026. Neither Ms. Fornelli nor Mr. Labe is being proposed for election pursuant to any agreement or understanding between Ms. Fornelli or Mr. Labe, on the one hand, and the Company or any other person or entity, on the other hand.
Nominees for Class I Directors – Term Expiring 2026
Mr. Labe is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of the Company and his relationship with, and indirect financial interest in, the Adviser, a wholly-owned subsidiary of TriplePoint Capital LLC (“TPC”). Ms. Fornelli is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
James P. Labe – 66*	Chief Executive Officer, Chairman of the Board	Class I Director since 2020; Term Expires 2023	Serves as the Co-CEO of TriplePoint Capital LLC; Chief Executive Officer and Chairman of TriplePoint Venture Growth BDC Corp. (“TPVG”), a NYSE-listed BDC	2	TPVG, a NYSE-listed BDC
Independent Director
Cynthia M. Fornelli – 62	Director	Class I Director since 2020; Term Expires 2023	Independent Trustee for the Professionally Managed Portfolios (the “PMP”), a mutual fund complex, since January 2022; independent consultant to the PMP from January 2021 to December 2021; Executive Director of Center for Audit Quality from 2007 to May 2019	2	TPVG, a NYSE-listed BDC; Independent Director for the PMP, a mutual fund complex

Class II Directors – Term Expiring 2024 (continuing directors not up for re-election at the Annual Meeting)

Mr. Srivastava is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Investment Officer, President, Treasurer and Secretary of the Company and his relationship with, and indirect financial interest in, the Adviser. Mr. Cassani is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
Sajal K. Srivastava – 47	Chief Investment Officer, President, Treasurer, Secretary and Director	Class II Director since 2020; Term Expires 2024	Serves as the Co-CEO of TriplePoint Capital LLC; Chief Investment Officer, President, Treasurer, Secretary and Director of TPVG	2	TPVG, a NYSE-listed BDC
Independent Director
Stephen A. Cassani – 56	Director	Class II Director since 2020; Term Expires 2024	Co-founder of Haven Capital Partners, located in Palo Alto, California, since 2009	2	TPVG, a NYSE-listed BDC

Class III Director – Term Expiring 2025 (continuing director not up for re-election at the Annual Meeting)
Mr. Ahye is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Independent Directors
Gilbert E. Ahye – 75	Director	Class III Director since 2020; Term Expires 2025	Director at GO Acquisition Corp., a publicly traded special purpose acquisition vehicle (NASDAQ: GOAC) from 2020 to September 2022	2	TPVG, a NYSE-listed BDC; GO Acquisition Corp., a publicly traded special purpose acquisition vehicle (NASDAQ: GOAC)

* The election of director-nominee James P. Labe shall be voted upon solely by our preferred stockholders.
(1)The business address of each of our directors is c/o TriplePoint Private Venture Credit Inc., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)Including the Company.

Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director and director-nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each person possesses, and which has led our Nominating and Corporate Governance Committee to conclude that the person should serve on the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with the Adviser and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. There is no familial relationship among any of the members of our Board or our executive officers. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
Interested Directors
James P. Labe
The Board benefits from James P. Labe’s business leadership and experience and knowledge of the venture capital lending industry. Mr. Labe has been involved in the venture lending and venture leasing industry for approximately 40 years and played a key role in making venture lending and venture leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 970 venture capital-backed companies during his tenure. Prior to joining Comdisco, Mr. Labe was employed by Equitec Financial Group. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago.
Sajal K. Srivastava
Sajal K. Srivastava brings to the Board strong investment, credit and operating leadership experience along with a venture lending, leasing and technology finance background. Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s day-to-day operations, credit and investment analysis, account servicing, portfolio monitoring, legal and finance groups since co-founding TPC with Mr. Labe. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed venture lending and leasing transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was a Financial Analyst with Prudential Securities’ Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree in Economics from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University.

Independent Directors
Gilbert E. Ahye
Gilbert E. Ahye brings to the Board expertise in accounting and business development. Mr. Ahye also served as a member of the board of directors of GO Acquisition Corp., a publicly traded special purpose acquisition vehicle, from 2020 to September 2022 and served as Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, from September 2014 until 2016. In September 2014, he also became an adviser to the private equity firm of Certares. While at American Express for more than 30 years, Mr. Ahye had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions. Mr. Ahye served as the Executive Vice President – Chief Development Officer at American Express from May 2003 through August 2014 where he led the Corporate Development / M&A and Innovation group and was a member of American Express’s Global Management Team. During his time at American Express, Mr. Ahye also served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs. Mr. Ahye also serves as an advisor to a payments company in China. Mr. Ahye was named to Black Enterprise Magazine’s 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan College, a Master of Business Administration degree from St. John’s University and had a Certified Public Accountant accreditation.
Stephen A. Cassani
Stephen A. Cassani brings to the Board a diverse knowledge of business, finance and capital markets. Mr. Cassani has had a long-standing career of over thirty years in investment banking and finance relating to growth stage venture capital and private equity-backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009 and located in Palo Alto, California. At Haven Capital Partners, Mr. Cassani advises family offices with extensive real estate holdings, overseeing and managing commercial development projects, spearheading the finance and capital raising functions, as well as identifying and negotiating new investment opportunities, including in venture capital and private equity. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm’s west coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School.
Cynthia M. Fornelli
Cynthia M. Fornelli brings to the Board a diverse knowledge of accounting, regulatory affairs and capital markets. Ms. Fornelli has served as an Independent Trustee for the Professionally Managed Portfolios (the “PMP”), a mutual fund complex, since January 2022 and previously served as independent consultant to the PMP from January 2021 to December 2021. Ms. Fornelli launched the Center for Audit Quality (the “CAQ”), an autonomous, nonpartisan, and nonprofit public policy advocacy organization dedicated to enhancing investor confidence and public trust in the global capital markets, in 2007, and served as its Executive Director until May 2019. Prior to launching the CAQ, Ms. Fornelli was a Senior Vice President of Regulatory and Conflicts Management at Bank of America from 2004 to 2006. Between 1999 and 2004, Ms. Fornelli worked at the U.S. Securities and Exchange Commission’s Division of Investment Management including as Deputy Director from 2001 to 2004. Ms. Fornelli is currently a member of the advisory board of a number of organizations and received her Bachelor of Arts degree from Purdue University and her Juris Doctor from The George Washington University.
Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence
The 1940 Act requires that we, as a business development company (“BDC”), maintain a majority of Independent Directors on our board of directors. On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the applicable Exchange Act and 1940 Act provisions. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.
Our Board currently consists of five members, three of whom are classified under Section 2(a)(19) of the 1940 Act as not “interested persons.” Based on these independence standards and the recommendation of the Nominating and Corporate Governance Committee, our Board has affirmatively determined that the following directors are independent:
Gilbert E. Ahye
Stephen A Cassani
Cynthia M. Fornelli
Our Board considers portfolio investments and transactions in which our Independent Directors may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related Party Transactions” in evaluating each director’s independence under the 1940 Act, and the Board determined that no such transaction would impact the ability of any Independent Director to exercise independent judgment or impair his or her independence.
The Board’s Role in Risk Oversight
Our Board performs its risk oversight function primarily through (1) its two standing committees, which report to the entire Board and which are comprised solely of Independent Directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.
As described in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities.
The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee’s risk oversight responsibilities also include reviewing, no less than annually, the reimbursement by us to TriplePoint Administrator LLC (the “Administrator”), our administrator and a subsidiary of our Adviser, of our allocable portion of the Administrator's overhead resulting from its obligations under the Administration Agreement (the “Administration Agreement”) between us and the Administrator, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of management reports or presentations that include details regarding the risks the firm faces. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.
Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board reviews, on an annual basis, a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject under the 1940 Act as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are generally not permitted to co-invest with affiliates and/or investment funds, accounts and vehicles managed by affiliates, unless in accordance with the terms of the exemptive order granted by the SEC to TPC and certain of its affiliates on March 28, 2018 (the “Exemptive Order”) and subject to certain exceptions.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
The Board’s Composition and Leadership Structure
Our Board monitors and performs an oversight role with respect to the business and affairs of TPVC, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TPVC. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement of, and reviews the performance of, our independent public accounting firm.
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). However, James P. Labe, Co-Chief Executive Officer of TPC, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of stockholders for Mr. Labe to lead the Board because of his broad experience with the day-to-day management and operations of other companies and his significant background in venture lending and venture leasing, as described above. The Board does not have a lead independent director. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its relatively small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.
We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of two standing committees comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
Board Meetings
For the year ended December 31, 2022, our Board held five Board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board during the year ended December 31, 2022. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and encourage directors to attend the Company’s annual meetings of stockholders. All of the directors attended the Company’s 2022 annual meeting of stockholders.
Committees of the Board of Directors
Audit Committee
The members of our Audit Committee are Gilbert E. Ahye, Stephen A. Cassani and Cynthia M. Fornelli, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Cassani serves as Chairman of our Audit Committee. Our Board has determined that Mr. Ahye is an “audit committee financial expert” under SEC rules. Our Audit Committee is responsible for establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2022, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter, which was attached as Appendix A to the Company’s proxy statement for its 2022 annual meeting of stockholders.

Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Gilbert E. Ahye, Stephen A. Cassani and Cynthia M. Fornelli. Mr. Ahye serves as Chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for identifying, selecting and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. For the year ended December 31, 2022, our Nominating and Corporate Governance Committee met three times.
The Nominating and Corporate Governance Committee considers stockholder proposals for possible nominees for election as directors when such proposals are submitted in accordance with the notice, information and other provisions contained in our Bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including, among other information set forth in our Bylaws, all information relating to the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act. See “Submission of Stockholders Proposals” in this Proxy Statement and the relevant provisions of the Bylaws for other requirements regarding submission of stockholder proposals.
Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter, which was attached as Appendix B to the Company’s proxy statement for its 2021 annual meeting of stockholders.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders.
Executive Sessions and Communication with the Board
The Independent Directors serving on the Board typically meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by one of the Independent Directors serving on the Board selected on an ad-hoc basis.
Stockholders and other interested parties with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. However, if stockholders or other interested parties believe that their questions have not been addressed, they may communicate with the Company’s Board, a committee of the Company’s Board, or the Company’s Independent Directors as a group or individually by sending their communications to the applicable addressee, c/o TriplePoint Private Venture Credit Inc., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of the Secretary, are not required, however, to be forwarded to the directors. Any communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).

Information about Certain Officers Who Are Not Directors
The following information pertains to our Chief Financial Officer and Chief Compliance Officer, neither of whom serves on the Board:

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Christopher M. Mathieu – 57	Chief Financial Officer	Mr. Mathieu has been our Chief Financial Officer since inception and has also served as Chief Financial Officer of TPVG and the Adviser since August 2019. Prior to joining TPC, Mr. Mathieu was a Special Advisor at iCapital Network, Inc., a financial technology platform, from July 2018 to June 2019. From 2016 to 2018, Mr. Mathieu served as Chief Financial Officer, Treasurer and Secretary of each of Sierra Income Corporation, a public-reporting business development company, and Sierra Total Return Fund, a closed-end interval fund, and as Managing Director of Medley Management Inc. (NYSE: MDLY), an alternative asset management firm sponsoring such companies. Prior to that, Mr. Mathieu served as Senior Vice President, Chief Financial Officer and Treasurer of Horizon Technology Finance Corporation (NASDAQ: HRZN), a publicly traded business development company, from 2010 until 2016. He also served as Senior Vice President and Chief Financial Officer of Horizon Technology Finance, LLC and Horizon Technology Finance Management LLC from 2003 until 2016. Before joining Horizon, Mr. Mathieu held positions at GATX Ventures, Inc., Transamerica Technology Finance, Financing for Science International, Inc. and KPMG Peat Marwick. Mr. Mathieu is a Certified Public Accountant and received a B.S. in Business Administration in Accounting from Western New England College.

Steven M. Levinson – 57	Chief Compliance Officer
Mr. Levinson has served as our Chief Compliance Officer since February 2023 and has also served as Chief Compliance Officer of TPVG since February 2023. Prior to joining TPC, Mr. Levinson was the Chief Compliance Officer of Alcentra NY, LLC, an SEC-registered investment adviser specializing in below investment-grade debt investments, from October 2011 to August 2022. From May 2014 to February 2020, Mr. Levinson also served as Chief Compliance Officer of Alcentra Capital Corporation (NASDAQ: ABDC), a business development company specializing in providing customized financing solutions for middle-market companies. From 2007 until 2011, Mr. Levinson served as Director of Compliance of Stone Tower Capital, an SEC-registered investment adviser specializing in below investment-grade debt investments. He also served as Chief Audit Executive of IDT Corporation from 2003 until 2006. Before joining IDT, Mr. Levinson held positions at Prudential Securities, Bear Stearns, Dai-Ichi Kangyo Bank, The Chase Manhattan Bank, and Price Waterhouse. Mr. Levinson received an MBA in Financial Management from Pace University and a BA in Accounting and Economics from City University of New York – Queens College.

(1)The business address of each of our officers is c/o TriplePoint Private Venture Credit Inc., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Code of Conduct, Code of Ethics and Insider Trading Policy
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of the Company’s directors and officers. We intend to disclose any substantive amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment, via disclosure under cover of a current report on Form 8-K. We undertake to provide to any person without charge, upon written request, a copy of our Code of Business Conduct and Ethics. You may send any such written request to TriplePoint Private Venture Credit Inc., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Corporate Secretary.
As required by the 1940 Act and the Investment Advisers Act of 1940, as amended, we and our Adviser have adopted a Joint Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. The Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or are held by us.
In addition, under the Company and the Adviser’s Insider Trading Policies and Procedures (the “Insider Trading Policy”), no partner, officer, director or employee of the Adviser, which includes the Company’s officers, together with their immediate family members, may engage in any transaction involving the Company’s securities (including any stock plan transaction, gift, loan or pledge or hedge, contribution to a trust, or any other transfer) without first obtaining pre-clearance of the transaction from the Company’s Chief Compliance Officer. The Company’s directors must also receive pre-clearance approval before trading in the Company’s securities, pursuant to the Joint Code of Ethics. Moreover, officers and directors of the Company and employees of the Adviser are prohibited from engaging in hedging transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.
Compensation of Directors
The Independent Directors receive an annual fee of $40,000. They also receive $1,500 for each in-person regular Board meeting attended, $1,000 for attending any regular Board meeting telephonically, $750 for each in-person committee meeting attended, $350 for each committee meeting attended telephonically, and $350 for attending each special Board meeting, together with reasonable out-of-pocket expenses relating to attendance at the meetings. The Chair of the Audit Committee is also paid an additional $3,500 annually.
The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2022. No direct compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from TriplePoint Private Venture Credit Inc.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from TriplePoint Private Venture Credit Inc. Paid to Director(1)
Independent Directors
Gilbert E. Ahye	$51,250	$—	$51,250
Stephen A. Cassani	$54,750	$—	$54,750
Cynthia M. Fornelli	$51,250	$—	$51,250
Interested Directors
James P. Labe	$—	$—	$—
Sajal K. Srivastava	$—	$—	$—
(1)For a description of the Independent Directors’ compensation, see above.
(2)We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers
None of our officers receives direct compensation from us. However, Mr. Labe and Mr. Srivastava, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Investment Advisory Agreement (the “Advisory Agreement”) between us and the Adviser. In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.
Certain Relationships and Related Party Transactions
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits officers or directors of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Nominating and Corporate Governance Committee and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an on-going basis, and conduct a prior review of all transactions between the Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Company’s proxy statement.
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company's ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
Policies and Procedures for Managing Conflicts; Co-investment Opportunities
Certain members of our Adviser’s senior investment team and its Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser or any of its affiliates with similar investment objectives. Similarly, TPC or the Adviser has and may have other clients with similar, different or competing investment objectives.
The Adviser and its affiliates also manage, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in companies and investments similar to those in our investment portfolio. Subject to the Adviser’s allocation policy and applicable law, other vehicles sponsored or managed by the Adviser’s senior investment team, including TPVG, also invest in venture-capital backed companies or may have prior investments outstanding to our borrowers. As a result, members of the senior investment team and the Investment Committee of our Adviser may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by them, including TPVG, with similar or overlapping investment objectives. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment will be apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Co-investment opportunities will be allocated amongst us, TPC and/or investment funds, accounts and vehicles managed by the Adviser or its affiliates, including TPVG: (1) consistent with both the Adviser’s allocation policies and procedures and the conditions of the Exemptive Order, as applicable; and (2) in a manner reasonably designed to ensure that investment opportunities are allocated fairly and equitably over time. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including, without limitation, differing investment objectives, amount of capital available for each potential investing entity, diversification considerations, regulatory restrictions and the terms of our governing documents or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We co-invest from time to time and intend to continue making co-investments, with TPC and/or investment funds, accounts and vehicles managed by TPC or its affiliates, including TPVG, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with TPC and/or such investment funds, accounts and vehicles where the only term that is negotiated is price. However, on March 28, 2018 TPC and our Adviser received the Exemptive Order from the SEC, which permits greater flexibility to negotiate the terms of co-investments with TPC and/or investment funds, accounts and investment vehicles managed by TPC or its affiliates, including TPVG, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
Investment Advisory Agreement
We have entered into the Advisory Agreement with our Adviser pursuant to which we pay the Adviser a base management fee and incentive fee in exchange for the Adviser’s services sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence on our investments and monitoring our investment portfolio on an ongoing basis. The Board, including all of our Independent Directors, initially approved the Advisory Agreement in April 2020, and it became effective as of May 27, 2020. Our Board most recently determined to re-approve the Advisory Agreement at a meeting held on April 28, 2022. Mr. Labe and Mr. Srivastava, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. Additionally, we rely on investment professionals from the Adviser to assist our Board with the valuation of our portfolio investments. While our valuation policy has procedures in place to mitigate any potential conflict, the Adviser’s incentive fee is based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process of our portfolio investments. For the fiscal year ended December 31, 2022, the Adviser earned a base management fee of $5.6 million and an incentive fee of $6.1 million.
Our Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administration Agreement was initially approved by the Board, including all of our Independent Directors in April 2020. Our Board most recently determined to re-approve the Administration Agreement at a meeting held on April 28, 2022. Under the Administration Agreement, our Administrator performs, or oversees, or arranges for, the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator also provides significant managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance. In full consideration of the provision of the services of our Administrator, we reimburse our Administrator for the costs and expenses incurred by our Administrator in performing its obligations and providing personnel and facilities under the Administration Agreement. Payments under the Administration Agreement are equal to an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.
The Adviser is the sole member of and controls the Administrator. For the fiscal year ended December 31, 2022, the Company reimbursed the Administrator $1.7 million for the services described above.
Our Administrator is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Staffing Agreement
The Adviser is an affiliate of TPC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Mr. Labe and Mr. Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and comprehensive portfolio management and investment monitoring capabilities of TPC’s senior investment team. The Staffing Agreement may be terminated by either party with 60 days’ prior written notice.
License Agreement
We have also entered into a license agreement (the “License Agreement”) with TPC under which TPC has granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. Under the License Agreement, we have a right to use the “TriplePoint” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TriplePoint” name.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of all of Independent Directors has selected Deloitte to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. This selection is presented for ratification by the stockholders. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of Deloitte in the Company.
Principal Accountant Fees and Services
The following aggregate fees by Deloitte, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2022 and 2021, were billed to the Company for work attributable to audit, tax and other services provided to the Company for such fiscal years.

	2022	2021
Audit Fees	$461,627	$413,000
Audit-Related Fees	—	—
Tax Fees	34,125	32,500
All Other Fees	—	—
Total	$495,752	$445,500
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and reviews of our interim financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings.
Audit-Related Fees
Audit-related services would include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance and filings. These services include assistance regarding federal, state, and local tax compliance and filings.
All Other Fees
Other fees would include fees billed for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Although there were no other fees incurred in the fiscal years ended December 31, 2022 and 2021, if any of these would have been incurred, they would have been approved by the Audit Committee.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2022.
Audit Firm Selection/Ratification
The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP (“Deloitte”) has been the Company’s independent registered public accounting firm since the Company’s inception.
When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and considered, among other factors:
•the professional qualifications of Deloitte and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•Deloitte’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte’s communications with the Audit Committee related thereto;
•senior management’s assessment of Deloitte’s performance;
•the appropriateness of Deloitte’s fees relative to both efficiency and audit quality;
•Deloitte’s independence policies and processes for maintaining its independence;
•reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte;
•Deloitte’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•Deloitte’s demonstrated professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with management and Deloitte, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has discussed with Deloitte its independence from management and the Company, as well as the matters in the written disclosures received from Deloitte as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from Deloitte confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Deloitte for the fiscal year ended December 31, 2022. The Audit Committee discussed and reviewed with Deloitte the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Deloitte’s audits and all fees paid to Deloitte during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
                            The Audit Committee
                            Stephen A. Cassani, Chair
                            Gilbert E. Ahye
                            Cynthia M. Fornelli
1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
ANNUAL AND QUARTERLY REPORTS
Along with this Proxy Statement, the Company will make available to each stockholder a copy of its 2022 Annual Report required to be filed with the SEC for the year ended December 31, 2022.
Stockholders may request printed copies of such materials and reports and other documents we have filed with the SEC (without exhibits, unless otherwise requested), without charge, by calling us at (650) 854-2090. You may also direct your request to TriplePoint Private Venture Credit Inc., Attention: Investor Relations, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Copies of such reports and other documents are also available free of charge on the SEC’s website at www.sec.gov.
DELIVERY OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record.
You can notify us by calling (650) 854-2090 or by writing to us at TriplePoint Private Venture Credit Inc., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2022 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
SUBMISSION OF STOCKHOLDER PROPOSALS
We currently expect that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held in April 2024, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2024 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than November 10, 2023, and that such proposal complies with all applicable requirements of Rule 14a-8.
In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2024 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Corporate Secretary upon request. Any such proposals must be sent to our Corporate Secretary, c/o TriplePoint Private Venture Credit Inc., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2024 Annual Meeting must be made in writing and submitted to our Corporate Secretary at the address above no earlier than October 11, 2023 and no later than 5:00 p.m., Eastern Time, on November 10, 2023 and must otherwise be a proper matter for action by the stockholders. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including but not limited to the different notice submission date requirements in the event that the date the 2024 Annual Meeting is before March 28, 2024 or after May 27, 2024. Any such stockholder proposals must comply with all applicable requirements of our Bylaws, including supporting documentation and other information.

Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of our Bylaws, subject to SEC rules governing the exercise of this authority.
The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.
COMMUNICATIONS WITH THE BOARD
Any matter intended for the Board, or for any individual member of the Board, should be directed to our Corporate Secretary at 2755 Sand Hill Road, Suite 150, Menlo Park, CA 94025, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Steven M. Levinson
TriplePoint Private Venture Credit Inc.
Chief Compliance Officer
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025
The Audit Committee Members may be contacted at:
Stephen A. Cassani, Gilbert E. Ahye and/or Cynthia M. Fornelli
TriplePoint Private Venture Credit Inc.
Audit Committee Member(s)
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025
You are cordially invited to attend our Annual Meeting virtually via the live conference call. Whether or not you plan to attend the Annual Meeting via the live conference call, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope so that you may be represented at the Annual Meeting. You may also return your properly completed, signed proxy card to the Company via electronic mail by following the instructions on the proxy card.
Even if you plan to attend the meeting virtually via the live conference call, we urge you to complete, date, sign and return the enclosed proxy card as soon as possible.

                                By Order of the Board of Directors,

                                /s/ Sajal K. Srivastava
                                 Sajal K. Srivastava
                                 Secretary

Menlo Park, California
March 9, 2023

PRIVACY NOTICE
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. This Privacy Notice (“Notice”) is provided to help you understand what personal information we collect, how we use that personal information, how we protect that personal information and why, in certain cases, we may share such personal information with select other parties. This Notice also applies to our former stockholders.

Categories of Information We May Collect

In the normal course of business, we may collect the following types of nonpublic personal information:

•Identifiers/Financial Information: Information you provide in the subscription documents and other forms (including name, address, income, and other financial-related information)
•Commercial Information: Data about your transactions with us (such as the types of investments you have made and your account status)

How We Use Your Information That We Collect

We use the nonpublic personal information to administer our services.

Disclosures of Nonpublic Personal Information

We generally do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted or required by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

Confidentiality and Security
We restrict access to nonpublic personal information about our stockholders to those employees with a legitimate business need to know the information in order to provide our products or services. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders and we will only retain personal information until the initial purpose for which it was collected has been satisfied.

Inquiries About This Notice

For questions about this Notice, please contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

VOTE BY E-MAIL

Mark, sign and date your proxy card and return a scan of the properly completed, executed card via electronic mail until 11:59 p.m. Eastern Time the day before the meeting date to the following address:

proxyvote@triplepointcapital.com

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to the following address:

Dial-in Information for Annual Meeting	**Common Stockholder Control Number**
Toll-Free Number: (888) 788-0099 **Meeting ID:** XXXXXX **Passcode:** XXXXXX	You will need the below stockholder-specific Control Number in order to vote live during the conference call for the Annual Meeting: XXXXXX

To vote, mark blocks below in blue or black ink

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

NOTE: In their discretion, the proxyholders will vote on such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting.

Please sign exactly as your name(s) appear(s) in the Company's records. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (Please sign within box)	**Date**	Signature (joint owners)	**Date**

VOTE BY E-MAIL

Mark, sign and date your proxy card and return a scan of the properly completed, executed card via electronic mail until 11:59 p.m. Eastern Time the day before the meeting date to the following address:

proxyvote@triplepointcapital.com

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to the following address:

Dial-in Information for Annual Meeting	**Preferred Stockholder Control Number**
Toll-Free Number: (888) 788-0099 **Meeting ID:** XXXXXX **Passcode:** XXXXXX	You will need the below stockholder-specific Control Number in order to vote live during the conference call for the Annual Meeting: XXXXXX

To vote, mark blocks below in blue or black ink

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

	For	Withhold
1.a. Cynthia M. Fornelli	☐	☐
1.b. James P. Labe	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting.

Please sign exactly as your name(s) appear(s) in the Company's records. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (Please sign within box)	**Date**	Signature (joint owners)	**Date**